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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

                               February 12, 2001
                               (Date of Report)

                               EMPIRE GOLD INC.

                        Commission File Number: 1-4799


           Indiana                                         35-0540454
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)


                #400- 255 Granville Street
       Vancouver, British Columbia, Canada      V6C 1T1
   (Address of principal executive offices)     (Zip Code)

      Registrant's telephone number, including area code: (604) 267 2555


                    802 - 1985 Bellevue Ave.
      West Vancouver, British Columbia, Canada    V7V 1B6
   (Former Address if changed since last report)  (Zip Code)
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Item 1. Resignation of Directors.

The Board of Directors' requested the resignation of Mr. William B. Warke from the Board of Directors effective December 31, 1998.

The Board of Directors received, with regret, the resignation of Mr. Matthew Gaasenbeek III effective as of February 1, 1999.

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  EMPIRE GOLD INC
                                                   (Registrant)

    February 12, 2001

                                          /s/ Florian Riedl-Riedenstein
                                      ---------------------------------------
                                         Florian Riedl-Riedenstein, Chairman,
                                          President, Chief Executive Officer
                                          (Principal Executive Officer), and
                                                      Director